UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2023

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 202-2666
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:
On April 3, 2023, Finance of America Companies Inc. (the “Company”) announced that the Company completed its previously disclosed acquisition of a substantial majority of assets and certain liabilities of American Advisors Group (now known as Bloom Retirement Holdings Inc.) pursuant to an asset purchase agreement. On December 6, 2022, concurrently with the execution of the asset purchase agreement, Finance of America Reverse LLC, an indirect subsidiary of the Company, entered into a Servicing Rights Purchase and Sale Agreement (the "MSR Purchase Agreement") and a Loan Sale Agreement (the "Mortgage Loan Purchase Agreement" and the transactions contemplated thereby, collectively with the transactions contemplated by the asset purchase agreement and MSR Purchase Agreement, the "AAG Transaction") with AAG/Bloom. The AAG Transaction closed on March 31, 2023, and was previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2023, which description is incorporated herein by reference.
This Current Report on Form 8-K/A amends and supplements the aforementioned initial 8-K to provide the below financial statements and information.
No other modifications to the initial Form 8-K are being made by this Form 8-K/A, which should be read in conjunction with the initial report and provides a more complete description of the AAG Transaction.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of American Advisors Group, consisting of the consolidated balance sheets as of December 31, 2022 and 2021 and the related consolidated statements of operations, statements of stockholders' equity, and cash flows for the years ended December 31, 2022 and 2021, and related notes, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the AAG Transaction, including the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2023 and the year ended December 31, 2022, and related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the AAG Transaction been completed as of the date presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances, and are presented for informational purposes only.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of RSM US LLP
99.1	American Advisors Group Audited Financial Statements for the Years Ended December 31, 2022 and 2021
99.2	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. If such risks or uncertainties materialize, or such assumptions prove incorrect, our results and those of our consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected benefits and costs of the AAG Transaction; statements about our plans relating to the AAG Transaction; statements about the future financial and accounting impact of the AAG Transaction; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that the expected costs and benefits of the AAG Transaction may not materialize as expected; the risk that preliminary financial reporting estimates and assumptions may prove to be incorrect; and other risks that are described in our reports that are filed with the Securities and Exchange Commission, including, but not limited to, the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our other filings with the Securities and Exchange Commission, which are accessible on the SEC's website at www.sec.gov. Readers are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Dated:	June 14, 2023	By:	/s/ Johan Gericke
Name: Johan Gericke
Title: Chief Financial Officer